EXHIBIT 23.3


                       [BLUM SHAPIRO & COMPANY LETTERHEAD]

                        CONSENT OF INDEPENDENT ACCOUNTANTS


         The Board of Directors
         JP Foodservice, Inc.:

         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



         BLUM SHAPIRO AND COMPANY P.C.

         West Hartford, Connecticut
         May 15, 1997